UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009 (December 29, 2008)

Jetronic Industries, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-04124	23-1364981
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 NW 65th Street, Suite 103, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 954-934-9059

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 21, 2008, Jetronic Industries, Inc. (“Jetronic” “Company” or “we”) entered into a share exchange agreement (“Share Exchange Agreement”) with New Bastion Development, Inc. (“New Bastion”), whereby New Bastion would become the wholly owned subsidiary of Jetronic (the “Transaction”). The transaction closed on December 29, 2008.

Pursuant to the Share Exchange Agreement, Jetronic acquired all of the outstanding capital stock of New Bastion in exchange for Jetronic’s common stock, par value $0.10 per share (“Common Stock”). The aggregate consideration for the Transaction consisted solely of Jetronic Common Stock. The capitalization of Jetronic now consists of 19,180,253 shares of Common Stock outstanding, of which Jetronic’s shareholders retain approximately 9,677,834 shares of Common Stock, and New Bastion’s shareholders retain approximately 9,502,419 shares of Common Stock.  Additionally, New Bastion cancelled all of the 15,750,000 shares of Jetronic Common Stock that was previously issued to New Bastion by Jetronic. New Bastion’s shareholders holding the 880 shares of Series A Convertible Preferred Stock shall retain such shares until such time that Jetronic’s capital structure will enable it to issue 880 shares of comparable preferred stock. The Transaction was structured so as to qualify as a tax-free exchange under Section 368 of the Internal Revenue Code of 1986, as amended. We anticipate that the Company will change its name to New Bastion Development, Inc. in the near future.

A change in control of our Company did not occur as a result of the closing of the Transaction.  New Bastion shares similar management with our Company. Patrick O’Keefe, our Director, President, Treasurer and Secretary is also a director of New Bastion, and Francis Proto, our Director and Financial Officer, is also a  Director and Chief Financial Officer of New Bastion. Elliot Bellen, one of our affiliate shareholders, is the President, Treasurer and Director of New Bastion. Upon the closing of the Transaction, we appointed Elliot Bellen to our board of directors and as our chief executive officer, effective as of that date.

An information statement describing our newly reorganized Company is attached hereto as Exhibit 99.1 and is incorporated herein as a part of this Form 8-K Report.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on December 29, 2008, the registrant issued 9,502,419 shares of the registrant's Common Stock to the New Bastion Shareholders in exchange for 100% of the outstanding shares of New Bastion common stock. The terms of the Share Exchange Agreement are more fully described in Item 2.01 above.  These persons were the only offerees in connection with this transaction. The registrant relied upon section 4(2) and Regulation D of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the terms of the Share Exchange Agreement, upon the closing of the Transaction, we appointed Elliot Bellen to our board of directors.  We also appointed Mr. Bellen as our chief executive officer, effective as of that date. Information relating to Mr. Bellen’s

2

appointment as our chief executive officer and as a director is contained within Exhibit 99.1, attached hereto."

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

See Appendix A-New Bastion Financial Statements-Nine Month Period Ending September 30, 2008(Unaudited)

See Appendix B-New Bastion Financial Statements-Twelve Month Period Ending December 31, 2007 (Audited)

(b)

Pro Forma Financial Information

See Appendix C-Pro Forma Financial Information

(d) Exhibits

The following exhibits are filed with this report:

Exhibit

 Description

10.1

Share Exchange Agreement (incorporated by reference to Form 8-K filed on November 24, 2008).

99.1

Information Statement

Appendix A

New Bastion Financial Statements Nine Month Period Ending September 30, 2008(Unaudited)

Appendix B

New Bastion Financial Statements New Bastion Financial Statements-Twelve Month Period Ending   December 31, 2007 (Audited)

Appendix C

Pro Forma Financial Information

3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETRONIC INDUSTRIES, INC.

By: /s/  Patrick O’Keefe_

Patrick O’Keefe,

President

Dated: January 5, 2009

4

[APPENDIX A]

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2008

Form 8-K Appendix A

CONTENTS

PAGE

BALANCE SHEETS	F-1

STATEMENTS OF OPERATIONS (Unaudited)	F-2

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (Unaudited)	F-3

STATEMENTS OF CASH FLOWS (Unaudited)	F-4

NOTES TO FINANCIAL STATEMENTS (Unaudited)	F5-F10

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

BALANCE SHEETS

	September 30, 2008	December 31, 2007
	(Unaudited)
ASSETS

Cash and cash equivalents	$624	$630
Trade receivables	4,400	-
Due from related party	-	8,924
Prepaid reorganization costs	50,000	-
Real estate inventories	1,813,910	428,000
Prepaid expenses	-	1,000
Stock-based prepayment	-	12,500
Deposits	701	701
Property rights	65,308	65,308

TOTAL ASSETS	$1,934,943	$517,063

LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage and other notes payable	$521,272	$150,000
Accrued interest on mortgage and other notes payable	28,438	425
Accounts payable and accrued expenses	20,565	11,847

TOTAL LIABILITIES	570,275	162,272

STOCKHOLDERS' EQUITY
Preferred stock, undesignated, no par value, 5,000,000
authorized, none issued and outstanding	-	-
Series A, convertible preferred stock, $1,000 par value,
5,000,000 authorized, 880 and none issued and outstanding	880,000	-
at September 30, 2008 and December 31, 2007, respectively
Common stock $0.001 par value, 50,000,000 authorized
18,585,945 and 16,738,000 issued and outstanding
at September 30, 2008 and December 31, 2007, respectively	18,586	16,738
Additional paid-in-capital	815,303	403,230
Deficit accumulated during the development stage	(349,221)	(65,177)

TOTAL STOCKHOLDERS' EQUITY	1,364,668	354,791

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,934,943	$517,063

The accompanying notes are an integral part of these financial statements

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Cumulative For the Period May 29, 2007 (Date of Inception) to September 30, 2008	For the Nine Months Ended September 30, 2008	May 29, 2007 (Date of Inception) to September 30, 2007

REVENUES	$20,000	$20,000	$-

OPERATING COST AND EXPENSES
Cost of sale	61,000	61,000	-
Impairment loss	92,090	92,090	-
Property taxes	24,269	13,825	-
General and administrative expense	109,305	56,997	13,311
	286,664	223,912	13,311

LOSS FROM OPERATIONS	(266,664)	(203,912)	(13,311)

OTHER EXPENSE
Interest expense	(48,996)	(46,571)	-
	(24,736)	(22,311)	-

NET LOSS	(315,660)	(250,483)	(13,311)

Preferred stock dividends	(33,561)	(33,561)	-

NET LOSS ALLOCABLE TO COMMON STOCKHOLDERS	$(349,221)	$(284,044)	$(13,311)

Basic and Diluted Net Loss per Common Share	$(0.02)	$(0.01)	$(0.00)
Basic and Diluted Net Loss per Common Share Allocable to Common Shareholders	$(0.02)	$(0.02)	$(0.00)

Basic and Diluted Weighted Average Number of Shares	16,565,930	17,446,029	7,308,387

The accompanying notes are an integral part of these financial statements

F-2

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007 AND FOR THE
NINE MONTHS ENDED SEPTEMBER 30, 2008 (Unaudited)

	Number of Shares	Preferred Stock	Number of Shares	Common Stock	Additional Paid-in- Capital	Deficit Accumulated During the Development Stage	Total
BEGINNING BALANCE AT MAY 29, 2007 (DATE OF INCEPTION)	-	$-	$-	$-	$-	$-	$-

Common stock issued for cash	-	-	1,550,000	1,550	-	-	1,550
Common stock issued for services	-	-	12,610,000	12,610	-	-	12,610
Common stock issued in exchange for real estate from a related party affiliate	-	-	1,050,000	1,050	169,950	-	171,000
Common stock issued in exchange for real estate	-	-	240,000	240	44,760	-	45,000
Common stock issued in exchange for the property rights to real estate from a director	-	-	840,000	840	64,468	-	65,308
Common stock issued in exchange for real estate from a related party affiliate	-	-	448,000	448	111,552	-	112,000
Common stock issued for property received in 2008	-	-	-	-	12,500	-	12,500
Net loss for the period from May 29, 2007 (Date of Inception) through December 31, 2007	-	-	-	-	-	(65,177)	(65,177)

ENDING BALANCE AT DECEMBER 31, 2007	-	$-	$16,738,000	$16,738	$403,230	$(65,177)	$354,791

Cancellation of stock-based prepayment in exchange for real property					(12,500)		(12,500)
Preferred stock issued in exchange for real estate	210	210,000	-	-	(8,000)	-	202,000
Preferred stock issued in exchange for real estate	670	670,000	-	-	(627,451)	-	42,549
Common stock issued at $0.50/share per subscription agreements	-	-	195,000	195	97,305	-	97,500
Common stock issued in exchange for real estate	-	-	829,400	829	261,171	-	262,000
Common stock issued in exchange for real estate	-	-	770,600	771	674,229	-	675,000
Preferred stock dividends	-	-	-	-	-	(33,561)	(33,561)
Conversion of accrued dividends to common stock	-	-	52,945	53	26,419	-	26,472
Capital contributed	-	-	-	-	900		900
Net loss for the nine months ended September 30, 2008	-	-	-	-	-	(250,483)	(250,483)

ENDING BALANCE AT SEPTEMBER 30, 2008	880	$880,000	$18,585,945	$18,586	$815,303	$(349,221)	$1,364,668

The accompanying notes are an integral part of these financial statements

F-3

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

STATEMENTS OF CASH FLOWS

	Cumulative for the Period May 29, 2007 (Date of Inception) to September 30, 2008	For the Nine Months Ended September 30, 2008	May 29, 2007 (Date of Inception) to September 30, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(315,660)	$(250,483)	$(13,311)
Adjustment to reconcile net loss to net cash
used in operating activities
Common stock issued for services	12,610	-	12,610
Impairment loss	92,090	92,090	-
Provision for deferred income taxes	-	-	-
(Increase) decrease in assets
Trade receivables	(4,400)	(4,400)	-
Inventory	61,000	61,000	-
Other receivable	-	8,924	-
Prepaid expenses	-	1,000	-
Deposits	(701)	-	(701)
Increase (decrease) in liabilities
Accounts payable and accrued expenses	13,476	1,629	200
Accrued interest	28,438	28,013	-
Net cash used in operating activities	(113,147)	(62,227)	(1,202)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from common stock sale	99,050	97,500	1550
Capital contributions	900	900	-
Principal payment on mortgage	(11,179)	(11,179)	-
Repayment of notes	(50,000)	(50,000)	-
Proceeds from notes	75,000	25,000	-

Net cash provided by financing activities	113,771	62,221	1,550

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	624	(6)	348

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-	630	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$624	$624	$348

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$24,311	21,311	-

Cash paid for taxes	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTMENT AND FINANCING ACTIVITIES:
Mortgage assumed in real estate acquisition	$457,451	$357,451	$-

Common stock issued on conversion of preferred stock	$26,472	$26,472	$-

Property rights acquired in exchange for real estate	$65,308	$-	$-

Real estate acquired in exchange for common stock	$1,509,550	$1,181,550	$-

Prepaid reorganization costs paid by lender	$50,000	$50,000	$-

Common stock issued in exchange for future real estate	$12,500	$-	$-

Cancellation of stock-based prepayment	$(12,500)	$(12,500)	$-

The accompanying notes are an integral part of these financial statements

F-4

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited financial statements have been prepared by New Bastion Development, Inc. (the Company) in accordance with the rules and regulations of the U. S. Securities and Exchange Commission for interim financial information..  These statements include all adjustments (consisting only of normal recurring adjustments) which management believes necessary for a fair presentation of the statements and have been prepared on a consistent basis using the accounting polices described in the Summary of Significant Accounting Policies included in the 2007 Financial Statements.  Certain financial information and footnote disclosures normally indicated in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to those rules and regulations, although the Company firmly believes that the accompanying disclosures are adequate to make the information presented not misleading.  The financial statements should be read in conjunction with the financial statements and notes thereto included in the Company’s Financial Statements for the period from May 29, 2007 (Date of Inception) to December 31, 2007.   The interim operating results for the nine months ending September 30, 2008 may not be indicative of operating results expected for the full year.

Going Concern

As reflected in the accompanying financial statements for the nine months ended September 30, 2008 the Company had only $20,000 revenues, a net loss of $250,483 and $62,227 of net cash used in operations. In addition there are no additional revenues through December 23, 2008.  These conditions raise substantial doubt as to our ability to continue as a going concern. The accompanying financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern.

In order to execute its business plan, the Company will need to raise additional working capital and generate revenues.  There can be no assurance that the Company will be able to obtain the necessary working capital or generate revenues to execute its business plan.

Management’s plan in this regard, includes raising additional funds through a private placement offering of Company common stock.

Management believes its capital raising activities will provide the Company with the ability to continue as a going concern. There can be no assurance that our future operations will be significant and profitable, or that we will have sufficient resources to meet our objectives.

Development Stage

Our Company formed in May 2007.  Activities during the development stage include organizing the business, raising capital and acquiring real estate properties or rights.  We are a development stage company with no revenues and no profits.  Since we have a limited operating history, there is only a limited basis upon which to evaluate our Company’s performance and its prospects for achieving its intended business objectives.  The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation of a new business, especially in rapidly changing industries, such as the real estate industry.  Potential investors should be aware of the difficulties, delays and expenses normally encountered with an enterprise in its development stage, many of which are beyond our control.  These include, but are not limited to, initial start-up costs, marketing costs, competition and unanticipated costs and expenses.  We cannot assure you that our business plan as described herein will either materialize or prove successful, or that we will ever be able to operate profitably and, if not, investors may lose all or a substantial portion or their investment.

As a result of the start-up nature of our business, we can be expected to initially incur substantial operating losses.  We have incurred operating losses to date, and we anticipate that such losses will continue until such time as our revenues are sufficient to offset our operating costs.  We cannot assure you that an adequate revenue base will be established or that our business will become profitable or generate positive cash flow.  Our revenue growth and future profitability will depend on our ability to effectively develop and acquire and/or develop reasonably priced properties and to effectively

F-5

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

monitor and control our costs.  Accordingly, we cannot assure you that we will operate profitably in the future.  Future losses are likely to occur before our operations will become profitable, and we cannot assure you that our operations will ever attain profitability.  Continued losses and negative cash flow may prevent our Company from pursuing its strategies for growth and may have a material adverse effect on our Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures.  Although these estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future, actual results could differ from the estimates. Significant estimates in 2008 include the fair market value of real estate properties acquired, the fair market value of real estate properties held at year end, the fair value of property rights acquired and held at period end, valuation of stock-based payments and valuation of deferred tax assets.

Basic and Diluted Net Loss per Share

Basic net loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the periods, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options, warrants or convertible promissory notes. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.  At September 30, 2008 there were 200,000 common shares that may be issued upon conversion of promissory notes. Such shares may dilute future earnings per share.

NOTE 2 – REAL ESTATE INVENTORIES AND PROPERTY RIGHTS

A summary of real estate carrying value by project is as follows:

September 30, 2008

Compass Lakes - developed lots	$672,670
Sunny Hills - developed lots	66,240
Commercial – undeveloped property	400,000
Calhoun County – undeveloped property	675,000

$1,813,910

All the properties are currently not being developed.  See Note 3 for mortgage encumbrances on these inventories. See Notes 4 and 5 for properties acquired from related parties.

Pursuant to a December 5, 2007 agreement between the Company and a “seller” who is a director of the Company, the Company paid 840,000 common shares to the seller to obtain the “rights” of ownership to certain vacant lots which are encumbered by mortgages under the seller’s name.  Such rights include use of the property and the right to any net profit from the sale of such property after pay off of the related mortgages.  A quit claim deed was executed in the Company’s name but is being held in escrow until such time as the Company (i) begins to make mortgage payments on the seller’s mortgage, which under the agreement is to begin on January 15, 2009, and/or (ii) seeks to refinance the property, pay off the mortgages, or remove the seller’s name as personal guarantor of the mortgages.  The mortgages contain a “second home rider” under which the mortgagee is prohibited from renting out or transferring control, occupancy or use of such properties.  Violation of this clause may be an event of default; however, as of the date of this report, the seller has not

F-6

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

received a notice of default from the lender.  The property rights were valued by the Company on the agreement date at the fair market value of the property of $700,000, less the mortgage balances of $593,222 and less estimated selling costs of $41,470 for a net value of $65,308.  There were no indicators of impairment as of September 30, 2008.

The Company evaluated the carrying value of the properties acquired during 2007.  Consequently the Company recorded an impairment loss as follows: Compas Lake inventory $62,330 and Sunny Hills inventory $29,760 for a total impairment loss of $92,090,

NOTE 3 – MORTGAGE AND OTHER PROMISSORY NOTE PAYABLE

Promissory Note

During November 2007, the Company entered into a convertible promissory note payable in the amount of $50,000 to finance its operations, with interest of 10% per annum due May 29, 2008.  This note is convertible at $0.25 per share at the discretion of the payee and is secured by a mortgage on four properties owned by an affiliate of the Company at December 31, 2007 and September 30, 2008.  Since this is conventional convertible debt, there is no required derivative treatment.  Additionally, there was no beneficial conversion value of the conversion feature at the loan date.   The interest accrued at September 30, 2008 and December 31, 2007 was $4,178 and $425, respectively.  In November 2008 this note plus $4,723 of accrued interest was converted into 218,892 shares of the Company’s common stock in accordance with the conversion terms.

In March 2008 the Company borrowed $25,000 from an individual.  The note is non-interest bearing and due on demand.

In March 2008 the president loaned the Company $50,000 and was repaid $50,000 in full without interest as of September 30, 2008.

In March 2008 an individual paid $50,000 on behalf of the Company to allow certain shareholders of the Company to purchase control of a public shell.  This was treated as a loan payable and due from related party.  The lender was repaid as of May 2008.

Mortgage Notes

In late October 2007 upon the purchase of eight lots from one seller in the Compass Lake division, the Company assumed a mortgage note for $100,000 bearing interest at 12% per annum.  Interest payments of $1,000 are due on the first of each month (paid by the Company for November and December 2007) until February 1, 2009 at which time all principal together with any accrued but unpaid interest will be due.  This note is personally guaranteed by the President of the Company.  The collateral is valued on the Company records at $141,000 at December 31, 2007; and after impairment in 2008 is valued at $108,570 at September 30, 2008 as part of the $672,670 in Note 2 above.

In February 2008 upon the purchase of two lots from one seller in Marianna, Florida, the Company assumed a mortgage note for $400,000 bearing interest at 10% per annum.  The balance upon assumption was $357,451 and the balance at September 30, 2008 was $346,272. Monthly principal and interest payments of $8,498.82 are due on the fifth of each until March 5, 2012 at which time all principal together with any accrued but unpaid interest will be due.  The collateral is valued on the Company records at $400,000 at September 30, 2008.  The Company stopped making payment on the mortgage and it is currently on default.  If the Company does not arrange a new financing agreement with the lender, the lender could foreclose on the property.  The interest accrued at September 30, 2008 was $24,260.

NOTE 4 – STOCKHOLDERS’ EQUITY

Preferred Stock

In February 2008, a majority of the Company’s shareholders approved an amendment to the Articles of Incorporation to allow 50,000,000 shares of common stock to be authorized and 10,000,000 shares of no par value preferred stock to be

F-7

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

authorized.  Included in the preferred shares is 5,000,000 shares designated as Series A Preferred Stock (“Series A”), of which there are ten sub-series.  The first set of sub-series are (Series A-1, A-2, A-3, A-4, A-5) of 500,000 shares in each sub-series, with a par value and redemption value of $1,000 per share.  The second set of sub-series are (Series A-6, A-7, A-8, A-9, A-10) of 500,000 shares each, with a par value of $1,000 and the redemption value to be determined by the Board of Directors at a future time.

Other rights and preferences of the Series A preferred stock are as follows:

Dividends: Dividends payable pro rata on all outstanding Series A Preferred Stock on a quarterly basis at a rate of 6% of redemption value per year during the first year of issuance, 8% of redemption value per year during the second year of issuance and 12% of  redemption value per year during all years through redemption.  The dividends are cumulative.

Optional redemption: any time upon 30 days notice to shareholder the Company has the Option to redeem the Series A Preferred Stock. Accrued but unpaid dividends are to be paid first.

Liquidation Preference: The Series A shares have preference over all other classes of capital stock.

Conversion: right to convert at any time. Conversion Rate: The number of shares to be issued upon conversion will equal the stated redemption value divided by the greater of $1.00 or 20% below the 20 day average trading price of common stock if company is publicly trade at time of conversion.  Any accrued but unpaid dividends can also be converted at the option of the holder.  Conversion price is subject to standard anti-dilution provisions.

No voting rights. However if more than 50% of Series A Preferred Stock is outstanding , holders will be require to approve a change in the company’s line of business, payment of dividends on common stock, repurchase of common stock and all actions concerning preferred stock

Common Stock

Stock issued for cash

In August 2007, the Company issued 1,550,000 shares of its common stock to a founder for $1,550 cash.

On February 12, 2008 the Board of Directors authorized the offering to accredited investors only of 2,000,000 shares of Common Stock at the price of $.50 per share, pursuant to a private offering to raise up to $1,000,000

From February 2008 through September 30, 2008, the Company sold 195,000 shares of its common stock for proceeds of $97,500.

Stock issued for services

In August 2007, the Company issued 12,610,000 shares of its common stock to other founders for services rendered valued at $0.001 per share or $12,610 based on the contemporaneous cash sale price to another founder.

Common and Preferred stock issued in exchange for real estate properties or property rights

During October 2007, the Company issued 1,050,000 shares of its common stock in exchange for real estate valued at $271,000.   The shares were valued at the estimated $271,000 fair value of the property acquired less a mortgage payable of $100,000.  This exchange was a related party transaction with an affiliate.

During October 2007, the Company issued 240,000 shares of its common stock in exchange for real estate valued at $45,000.  The shares were valued at the estimated fair value of the property acquired.

During December 2007, the Company issued 840,000 shares of its common stock for the property rights to real estate valued at $65,308 based on the property value, less related mortgages and estimated selling costs. This transaction was

F-8

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

with a related party director of the Company.

During December 2007, the Company issued 448,000 shares of its common stock in exchange for real estate valued at $112,000.  The shares were valued at the estimated fair value of the property acquired.  This exchange was a related party transaction with an affiliate.

During December 2007, the Company had a stock-based prepayment on real estate it purchased during 2008 for $12,500.  The shares were valued at $.25 per share based on recent valuations for other properties acquired in 2007.  Subsequently, in February 2008 the acquisition of the property was modified and the stock-based prepayment was cancelled.

On February 12, 2008 the Board of Directors authorized the offering to accredited investors only of Series A Convertible Preferred Stock at the offering price of $1,000 per share in exchange for real property.

In February 2008, the Company issued 210 shares of its Series A-3 preferred stock in exchange for real estate valued at $202,000, fair value.

In February 2008, the Company issued 340 shares of its Series A-1 preferred stock and 330 shares of its Series A-2 preferred stock in exchange for real estate valued at $42,549 ($400,000 estimated property fair value less assumed mortgage notes of $357,451).

In June 2008, the Company issued 1,600,000 shares of its common stock in exchange for real estate valued at $937,000, fair value.

Dividends and Converted Dividends on Preferred Stock

During February to September 30, 2008, preferred stock cumulative dividends accrued were $33,561.

On September 30, 2008 52,945 common shares were issued to preferred stockholders to convert cumulative dividends of $26,472.  The balance of $7,089 is included in accrued expenses at September 30, 2008.

Contributed Capital

In April and June a related party contributed $900 to the Company as contributed capital.

NOTE 5 – RELATED PARTY

During 2007, the Company acquired the property rights to real estate from one of its directors valued at $65,308, fair value, in exchange for 840,000 shares of its common stock.

During 2007, the Company acquired real estate from a related party affiliate valued at a total of $383,000, fair value, less an assumed mortgage of $100,000, in exchange for 1,498,000 shares of its common stock.

During 2007, the Company issued 1,550,000 shares of its common stock for cash of $1,550 and 5,700,000 common shares for services valued at $5,700 to related parties founders who are also officers or directors or related parties of such persons.

During 2007 the Company paid $15,000 of consulting fees to an affiliate of the President of the Company and $8,016 to an affiliate for shared office services.

During 2008 the Company paid $8,500 as consulting fees to the President in lieu of compensation; paid $3,600 to a family member of the president and paid $1,200 to an affiliate for shared office services.

F-9

Form 8-K Appendix A

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

During 2008 the Company acquired commercial property, valued at $400,000, from a party which was owned one-half by an affiliate, and assumed a mortgage of $357,451 in exchange for 670 Series A preferred shares.

In March 2008 an individual paid $50,000 on behalf of the Company to allow the Company to purchase control of a public shell, Jetronic Industries, Inc. by acquiring common shares through the bankruptcy court.  This was treated as a loan payable and prepaid reorganization costs.  The lender was repaid as of May 2008.

NOTE 6 – SUBSEQUENT EVENTS

Conversion of Note Payable

On November 11, 2008 the holder of a convertible note payable outstanding at December 31, 2007 elected to convert the principal balance and accrued interest in the amount of $54,723 into 218,892 shares of common stock in the company as provided for in the promissory note.

Share Exchange Agreement

On November 21, 2008, the Company entered into a share exchange agreement with Jetronic Industries, Inc. (“Jetronic”), whereby it will become the wholly owned subsidiary of Jetronic.  Jetronic shall acquire all of the outstanding capital stock of the Company in exchange for Jetronic’s common stock, par value $0.10 per share.  The Company anticipates this transaction will be accounted for as a combination of entities under common control.

Sale of Common Stock

From October 1 through December 23, 2008, the Company sold 200,000 shares of its common stock for proceeds of $100,000.

F-10

Form 8-K Appendix A

[APPENDIX B]

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION)

TO DECEMBER 31, 2007

Form 8-K Appendix B

Form 8-K Appendix B

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of:

New Bastion Development, Inc.

We have audited the accompanying balance sheet of New Bastion Development, Inc. (A Development Stage Company) as of December 31, 2007 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from May 29, 2007 (date of inception) through December 31, 2007 and cumulative from May 29, 2007 (date of inception) through December 31, 2007.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Bastion Development, Inc. (A Development Stage Company) as of December 31, 2007 and the results of its operations and its cash flows for the period from May 29, 2007 (date of inception) through December 31, 2007 and cumulative from May 29, 2007 (date of inception) through December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ SALBERG & COMPANY, P.A.

Boca Raton, Florida

December 23, 2008

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

BALANCE SHEET

December 31, 2007
ASSETS

Cash and cash equivalents	$630
Due from related party	8,924
Real estate inventories	428,000
Prepaid expenses	1,000
Stock-based prepayment	12,500
Deposits	701
Property rights	65,308

TOTAL ASSETS	$517,063

LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage and other notes payable	$150,000
Accrued interest on other notes payable	425
Accounts payable and accrued expenses	11,847

TOTAL LIABILITIES	162,272

STOCKHOLDERS' EQUITY
Preferred stock, undesignated, no par value, 5,000,000
authorized, none issued and outstanding	-
Series A, convertible preferred stock, $1,000 par value,
5,000,000 authorized, none issued and outstanding	-
Common stock $0.001 par value, 50,000,000 authorized
16,738,000 issued and outstanding	16,738
Additional paid-in-capital	403,230
Deficit accumulated during the development stage	(65,177)

TOTAL STOCKHOLDERS' EQUITY	354,791

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$517,063

The accompanying notes are an integral part of these financial statements.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Cumulative
	For the Period	For the Period
	May 29, 2007 (Date of Inception)	May 29, 2007 (Date of Inception)
	to December 31, 2007	to December 31, 2007

REVENUES	$-	$-

OPERATING COST AND EXPENSES
Property taxes	10,444	10,444
General and administrative expense	52,308	52,308
	62,752	62,752

LOSS FROM OPERATIONS	(62,752)	(62,752)

OTHER EXPENSE
Interest expense	(2,425)	(2,425)
	(2,425)	(2,425)

NET LOSS	$(65,177)	$(65,177)

Basic and Diluted Loss per Share	$(0.00)	$(0.00)

Basic and Diluted Weighted Average Number of Shares	14,979,434	14,979,434

The accompanying notes are an integral part of these financial statements.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

						Deficit
						Accumulated
	Preferred Stock		Common Stock		Additional	During the
	Number of	Preferred	Number of	Common	Paid-in	Development
	Shares	Stock	Shares	Stock	Capital	Stage	Total

BEGINNING BALANCE AT MAY 29, 2007 (DATE OF INCEPTION)	-	$-	-	$-	$-	$-	$-

Common stock issued for cash	-	-	1,550,000	1,550	-	-	1,550
Common stock issued for services	-	-	12,610,000	12,610	-	-	12,610
Common stock issued in exchange for real estate from a related party affiliate	-	-	1,050,000	1,050	169,950	-	171,000
Common stock issued in exchange for real estate	-	-	240,000	240	44,760	-	45,000
Common stock issued in exchange for the property rights to real estate from a director	-	-	840,000	840	64,468	-	65,308
Common stock issued in exchange for real estate from a related party affiliate	-	-	448,000	448	111,552	-	112,000
Common stock issued for property received in 2008	-	-	-	-	12,500	-	12,500
Net loss for the period from May 29, 2007 (Date of Inception) through December 31, 2007	-	-	-	-	-	(65,177)	(65,177)

ENDING BALANCE AT DECEMBER 31, 2007	-	$-	16,738,000	$16,738	$403,230	$(65,177)	$354,791

The accompanying notes are an integral part of these financial statements.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

STATEMENTS OF CASH FLOWS

	Cumulative for the Period	For the Period
	May 29, 2007 (Date of Inception)	May 29, 2007 (Date of Inception)
	to December 31, 2007	to December 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(65,177)	$(65,177)
Adjustment to reconcile net loss to net cash
used in operating activities
Common stock issued for services	12,610	12,610
(Increase) decrease in assets
Prepaid expenses	(1,000)	(1,000)
Deposits	(701)	(701)
Due from related party	(8,924)	(8,924)
Increase (decrease) in liabilities
Accounts payable and accrued expenses	11,847	11,847
Accrued interest	425	425
Net cash used in operating activities	(50,920)	(50,920)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from common stock sale	1,550	1,550
Proceeds from notes	50,000	50,000

Net cash provided by financing activities	51,550	51,550

NET INCREASE IN CASH AND CASH EQUIVALENTS	630	630

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$630	$630

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$3,000	$3,000

Cash paid for taxes	$-	$-

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTMENT AND FINANCING ACTIVITIES:

Mortgage assumed in real estate acquisition	$100,000	$100,000

Common stock issued in exchange for future real estate	$12,500	$12,500
Property rights acquired in exchange for real estate	$65,308	$65,308
Real estate acquired in exchange for common stock	$328,000	$328,000

The accompanying notes are an integral part of these financial statements.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

NOTE 1- NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History and Nature of Business

New Bastion Development, Inc. (the “Company”, “we”, “us”, “our”) is a development stage company that was formed in May 2007 for the purpose of exploiting local real estate opportunities in the Panama City Beach/Marianna, Florida area (the “Panama City/Marianna Area”) located in Northwest Florida, which is one of the last major undeveloped areas in Florida.  This area should be at the forefront of the recovery from the collapse of the general real estate markets in Florida’s major cities as a result of its limited supply of pre-platted and zoned residential building lots and its bypassing of the rampant unsustainable sky rocketing price appreciation during the real estate bubble.  These factors combined with the anticipated increase in demand for residential properties due to the construction of a new international airport in the immediate vicinity, in addition to other nearby development projects, causes us to believe that there are significant opportunities in the Panama City/Marianna area at this time.

Development Stage

Our Company formed in May 2007.  Activities during the development stage include organizing the business, raising capital and acquiring real estate properties or rights.  We are a development stage company with no revenues and no profits.  Since we have a limited operating history, there is only a limited basis upon which to evaluate our Company’s performance and its prospects for achieving its intended business objectives.  The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation of a new business, especially in rapidly changing industries, such as the real estate industry.  Potential investors should be aware of the difficulties, delays and expenses normally encountered with an enterprise in its development stage, many of which are beyond our control.  These include, but are not limited to, initial start-up costs, marketing costs, competition and unanticipated costs and expenses.  We cannot assure you that our business plan as described herein will either materialize or prove successful, or that we will ever be able to operate profitably and, if not, investors may lose all or a substantial portion or their investment.

As a result of the start-up nature of our business, we can be expected to initially incur substantial operating losses.  We have incurred operating losses to date, and we anticipate that such losses will continue until such time as our revenues are sufficient to offset our operating costs.  We cannot assure you that an adequate revenue base will be established or that our business will become profitable or generate positive cash flow.  Our revenue growth and future profitability will depend on our ability to effectively develop and acquire and/or develop reasonably priced properties and to effectively monitor and control our costs.  Accordingly, we cannot assure you that we will operate profitably in the future.  Future losses are likely to occur before our operations will become profitable, and we cannot assure you that our operations will ever attain profitability.  Continued losses and negative cash flow may prevent our Company from pursuing its strategies for growth and may have a material adverse effect on our Company.

Basis of Presentation

As reflected in the accompanying financial statements for the period from May 29, 2007 (Date of inception) to December 31, 2007 the Company had no revenues, a net loss of $65,177 and $50,920 of net cash used in operations. In addition there are only $20,000 of revenues through December 23, 2008.  Based on the date of this report and the fact that a year has passed since the balance sheet date in the accompanying financial statements, management believes that the Company has met its expected needs required to support its operations and continue as a going concern for the next 12 months through December 31, 2008.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures.  Although these estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future, actual results could differ from the estimates. Significant estimates in 2007 include the fair market value of real estate properties acquired, the fair market value of real estate properties held at year end, the fair value of property rights acquired and held at year end, valuation of stock-based payments and valuation of deferred tax assets.

Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid instruments with maturities of three months or less at the time of purchase to be cash equivalents.

Real Estate Inventories

Real estate inventories are recorded at cost on the acquisition date based on the valuation of such properties if the consideration paid is capital stock.  If the consideration paid is cash, the real estate is recorded at the cash amount paid.  If the Company was to develop the properties, inventory costs may also include land development or home construction costs and interest related to development and construction.  Construction overhead and selling expenses would be expensed as incurred.

Capitalization of Interest and Real Estate Taxes

Interest and real estate taxes attributable to land and property construction are capitalized and added to the cost of those properties while the properties are being actively developed.  If properties are not being actively developed, such costs are expensed.

Provision for Losses on Real Estate Inventories

The Company’s real estate is carried at cost.  Whenever events or changes in circumstances suggest that the carrying amount may not be recoverable, management assesses the recoverability of its real estate by comparing the carrying amount with its fair value.  The process involved in the determination of fair value requires estimates as to future events and market conditions.  This estimation process may assume that the Company has the ability to complete development and dispose of its real estate properties in the ordinary course of business based on management’s present plans and intentions.  If management determines that the carrying value of a specific real estate investment is impaired, a write-down is recorded as a charge to current period operations.  The evaluation process is based on estimates and assumptions and the ultimate outcome may be different.  The Company has not recorded any such provisions during the period May 29, 2007 (date of inception) to December 31, 2007.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, due from related party, accounts payable, accrued expenses and mortgage and other notes payable.  The carrying values of cash, accounts payable and accrued expenses approximate fair value because of their short maturities.  Mortgage and other notes payable carrying value approximate fair value based on the market interest rates under such notes.

Property Rights

The Company records the purchase of property rights, an intangible asset, not purchased in a business combination, in accordance with SFAS 142 “Goodwill and Other Intangible Assets”   Property rights generally enable the Company to control a property and participate in any profit from the future sale of such property.  Property rights are recorded at net cost which is typically the appraised value of the property, less any mortgage notes balances due from the property

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

owner, less estimated selling costs.

Recoverability of Long Lived Assets

The Company follows SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“Statement 144”).  Long-lived assets, including property rights or other intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable.  In determining if impairment exists, the Company estimates the undiscounted cash flows to be generated from the use and ultimate disposition of these assets. If impairment is indicated based on a comparison of the assets’ carrying values and the undiscounted cash flows, the impairment loss is measured as the amount by which the carrying amount of the assets exceeds the fair market value of the assets.

Revenue Recognition from Sales of Real Estate

Revenue from the sale of real estate is recognized in full (full accrual method) at the time the sale is closed and title is conveyed to the buyer if the profit is determinable, collectibility of the sales price is reasonably assured (demonstrated by meeting minimum down payment and continuing investment requirements), the seller’s receivable is not subject to future subordination and the earnings process is virtually complete, such that the Company is not obligated to perform significant activities after the sale and does not have substantial continuing involvement with the sold property.

If the criteria for the full accrual method is not met then the revenue and profit is deferred using the deposit, cost recovery, reduced-profit, installment or percentage of completion method of accounting, as appropriate depending upon the specific terms of the transaction.

When the Company has an obligation to complete improvements on property subsequent to the date of sale, it utilizes the percentage of completion method of accounting to record revenues and cost of sales.  Under percentage of completion accounting, the Company recognizes revenues and costs of sales based upon the ratio of development costs completed as of the date of sale to an estimate of total development costs which will ultimately be incurred, including an estimate for common areas.  Unearned revenues resulting from applying the percentage of completion accounting are reported as deferred revenue in the liabilities section of the balance sheet.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 123R, Accounting for Stock-Based Compensation (“FAS 123R”). FAS 123R sets forth the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise's equity instruments or that may be settled by the issuance of such equity instruments. The statement requires that such transactions be accounted for using a fair-value-based method, which requires recording expense over the requisite service period for the fair value of options or warrants granted to employees and consultants.  The Company follows the provisions of EITF 96-18 “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction With Selling, Goods or Services” for stock-based payments to non-employees.

Income Taxes

The Company follows Statement of Financial Accounting Standards (“SFAS”)  No. 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

tax assets to the amount expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Basic and Diluted Net Loss per Share

Basic net loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the periods, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options, warrants or convertible promissory notes. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.  At December 31, 2007 there were 200,000 common shares that may be issued upon conversion of promissory notes.  Such shares may dilute future earnings per share.

Recently Issued Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FIN 48 was effective for fiscal years beginning after December 15, 2006, and became effective for the Company beginning at inception in May 2007, and the provisions of FIN 48 will be applied to all tax positions under Statement No. 109 upon initial adoption. The adoption of FIN 48 did not require an adjustment to the opening balance of retained earnings as of January 1, 2007.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements). SFAS No. 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements. The changes to current practice resulting from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurement.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Company does not believe that the adoption of the provisions of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities.  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.  SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will become effective for us beginning with the first quarter of 2008.  The Company has not yet determined the impact of the adoption of SFAS No. 159 on its financial statements and footnote disclosures.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

On December 4, 2007, the FASB issued SFAS No.141R, Business Combinations (SFAS No. 141R). SFAS No. 141R requires the acquiring entity in a business combination to recognize all the assets acquired and liabilities assumed, establishes the acquisition date fair value as the measurement objective for all assets acquired and liabilities assumed, and requires the acquirer to expand disclosures about the nature and financial effect of the business combination. SFAS No. 141R is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Since the standard is generally applicable only for acquisitions completed in the future, we are unable to determine the effect this standard would have on the accounting for such acquisitions.

In March 2008, the FASB issued Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective May 1, 2009. SFAS 161 requires enhanced disclosures about derivative instruments and hedging activities to allow for a better understanding of their effects on an entity’s financial position, financial performance, and cash flows. Among other things, SFAS 161 requires disclosures of the fair values of derivative instruments and associated gains and losses in a tabular formant. SFAS 161 is not currently applicable to the Company since the Company does not have derivative instruments or hedging activity.

In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162, The Hierarchy of Generally Accepted Accounting Principles (“FAS 162"). This Standard identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles. FAS 162 directs the hierarchy to the entity, rather than the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with generally accepted accounting principles. The Standard is effective 60 days following SEC approval of the Public Company Accounting Oversight Board amendments to remove the hierarchy of generally accepted accounting principles from the auditing standards. FAS 162 is not expected to have an impact on the financial statements.

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Application of this FSP is not expected to have a significant impact on the financial statements.

In June 2008, the FASB issued FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities. This FSP provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The Company does not currently have any share-based awards that would qualify as participating securities. Therefore, application of this FSP is not expected to have an effect on the Company's financial reporting.

In May 2008, the FASB issued FASB Staff Position (FSP) APB 14-1, Accounting for Convertible Debt That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) ("FSP 14-1"). FSP 14-1 will be effective for financial statements issued for fiscal years beginning after December 15, 2008. The FSP includes guidance that convertible debt instruments that may be settled in cash upon conversion should be separated between the liability and equity components, with each component being accounted for in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest costs are recognized in subsequent periods.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

FSP 14-1 is not currently applicable to the Company since the Company does not have convertible debt.

In October 2008, the FASB issued FAS Staff Position (FSP) 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active." This is effective upon issuance, including prior periods for which financial statements have not been issued. This FSP applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with Statement 157. This FSP clarifies the application of Statement 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSP 157–3 did not have an impact on the company’s financial statements.

NOTE 2 – REAL ESTATE INVENTORIES AND PROPERTY RIGHTS

A summary of real estate carrying value by project is as follows:

December 31, 2007

Developed Lots
Compass Lake	$271,000
Sunny Hills	157,000

$428,000

All the properties are currently not being developed.  See Note 3 for mortgage encumbrances on these inventories.  See Notes 4 and 6 for properties acquired from related parties.

Pursuant to a December 5, 2007 agreement between the Company and a “seller” who is a director of the Company, the Company paid 840,000 common shares to the seller to obtain the “rights” of ownership to certain vacant lots which are encumbered by mortgages under the seller’s name.  Such rights include use of the property and the right to any net profit from the sale of such property after pay off of the related mortgages.  A quit claim deed was executed in the Company’s name but is being held in escrow until such time as the Company (i) begins to make mortgage payments on the seller’s mortgage, which under the agreement is to begin on January 15, 2009, and/or (ii) seeks to refinance the property, pay off the mortgages, or remove the seller’s name as personal guarantor of the mortgages.  The mortgages contain a “second home rider” under which the mortgagee is prohibited from renting out or transferring control, occupancy or use of such properties.  Violation of this clause may be an event of default, however, as of the date of this report, the seller has not received a notice of default from the lender.  The property rights were valued by the Company on the agreement date at the fair market value of the property of $700,000, less the mortgage balances of $593,222 and less estimated selling costs of $41,470 for a net value of $65,308.  There were no indicators of impairment as of December 31, 2007.

NOTE 3 – MORTGAGE AND OTHER PROMISSORY NOTE PAYABLE

Promissory Note

During November 2007, the Company entered into a convertible promissory note payable in the amount of $50,000 to finance its operations, with interest of 10% per annum due May 29, 2008.  This note is convertible at $0.25 per share at the discretion of the payee and is secured by a mortgage on four properties owned by an affiliate of the Company at December 31, 2007.  Since this is conventional convertible debt, there is no required derivative treatment.  Additionally, there

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

was no beneficial conversion value of the conversion feature at the loan date.  The interest accrued at December 31, 2007 was $425.  In November 2008 this note plus $4,723 of accrued interest was converted into 218,892 shares of the Company’s common stock in accordance with the conversion terms.

Mortgage Note

In late October 2007 upon the purchase of eight lots from one seller in the Compass Lake division, the Company assumed a mortgage note for $100,000 bearing interest at 12% per annum.  Interest payments of $1,000 are due on the first of each month (paid by the Company for November and December 2007) until February 1, 2009 at which time all principal together with any accrued but unpaid interest will be due.  This note is personally guaranteed by the President of the Company.  The collateral is valued on the Company records at $141,000 at December 31, 2007 as part of the $271,000 in Note 2 above.

NOTE 4 – STOCKHOLDERS’ EQUITY

Preferred Stock

In February 2008, a majority of the Company’s shareholders approved an amendment to the Articles of Incorporation to allow 50,000,000 shares of common stock to be authorized and 10,000,000 shares of no par value preferred stock to be authorized..  Included in the preferred shares is 5,000,000 shares designated as Series A Preferred Stock (“Series A”), of which there are ten sub-series.  The first set of sub-series are (Series A-1, A-2, A-3, A-4, A-5) of 500,000 shares in each sub-series, with a par value and redemption value of $1,000 per share.  The second set of sub-series are (Series A-6, A-7, A-8, A-9, A-10) of 500,000 shares each, with a par value of $1,000 and the redemption value to be determined by the Board of Directors at a future time.

Other rights and preferences of the Series A preferred stock are as follows:

Dividends: Dividends payable pro rata on all outstanding Series A Preferred Stock on a quarterly basis at a rate of 6% of redemption value per year during the first year of issuance, 8% of redemption value per year during the second year of issuance and 12% of  redemption value per year during all years through redemption.  The dividends are cumulative.

Optional redemption: any time upon 30 days notice to shareholder the Company has the Option to redeem the Series A Preferred Stock. Accrued but unpaid dividends are to be paid first.

Liquidation Preference: The Series A shares have preference over all other classes of capital stock.

Conversion: right to convert at any time. Conversion Rate: The number of shares to be issued upon conversion will equal the stated redemption value divided by the greater of $1.00 or 20% below the 20 day average trading price of common stock if company is publicly trade at time of conversion.  Any accrued but unpaid dividends can also be converted at the option of the holder.  Conversion price is subject to standard anti-dilution provisions.

No voting rights. However if more than 50% of Series A Preferred Stock is outstanding , holders will be require to approve a change in the company’s line of business, payment of dividends on common stock, repurchase of common stock and all actions concerning preferred stock.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

Common Stock

Stock issued for cash

In August 2007, the Company issued 1,550,000 shares of its common stock to a founder for $1,550 cash.

Stock issued for services

In August 2007, the Company issued 12,610,000 shares of its common stock to other founders for services rendered valued at $0.001 per share or $12,610 based on the contemporaneous cash sale price to another founder.

Stock issued in exchange for real estate properties or property rights

During October 2007, the Company issued 1,050,000 shares of its common stock in exchange for real estate valued at $271,000.  The shares were valued at the estimated $271,000 fair value of the property acquired less a mortgage payable of $100,000.  This exchange was a related party transaction with an affiliate.

During October 2007, the Company issued 240,000 shares of its common stock in exchange for real estate valued at $45,000.  The shares were valued at the estimated fair value of the property acquired.

During December 2007, the Company issued 840,000 shares of its common stock for the property rights to real estate valued at $65,308 based on the property value, less related mortgages and estimated selling costs. This transaction was with a related party director of the Company.

During December 2007, the Company issued 448,000 shares of its common stock in exchange for real estate valued at $112,000.  The shares were valued at the estimated fair value of the property acquired.  This exchange was a related party transaction with an affiliate.

During December 2007, the Company had a stock-based prepayment on real estate it purchased during 2008 for $12,500.  The shares were valued at $.25 per share based on recent valuations for other properties acquired in 2007.

NOTE 5 – INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS 109.  The effective tax rates differ from the statutory rate primarily due to the Company’s historical corporate structure.  The reconciliation of the statutory federal rate to the Company’s historical Income tax benefit is as follows:

	2007

	Amount	%
Income tax benefit at U.S.	$(22,000)
federal income tax rate	(6,000)	(34)
State tax, net of federal tax effect	28,000	(9)
Change in valuation allowance		43
	$-	-

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

The components of deferred tax assets as of December 31, 2007:

2007

Deferred tax asset for NOL carryforwards	$28,000
Valuation allowance	(28,000)

$-

The valuation allowance for deferred tax assets as of December 31, 2007 was $28,000. The change in the total valuation for the year ended December 31, 2007 was an increase of $28,000.  In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependant upon the generation of future taxable income during the periods in which the net operating losses and temporary differences become deductible.  Management considered projected future taxable income and tax planning strategies in making this assessment.  The value of the deferred tax assets was offset by a valuation allowance, due to the current uncertainty of the future realization of the deferred tax assets.

As of December 31, 2007, the Company had net operating loss carry forwards of approximately $65,177, expiring through the year ending December 31, 2027.  This amount can be used to offset future taxable income of the Company.

The timing and manner in which the Company can utilize operating loss carryfowards in any year may be limited by provisions of the Internal Revenue Code regarding changes in ownership of corporations.  Such limitation may have an impact on the ultimate realization of its carryforwards and future tax deductions.

As of December 31, 2007, the Company had no unrecognized tax benefits, or any tax related interest of penalties.  Tax year 2007 will remain subject to examination by major tax jurisdictions.

NOTE 6 – RELATED PARTY

During 2007, the Company acquired the property rights to real estate from one of its directors valued at $65,308, fair value, in exchange for 840,000 shares of its common stock.

During 2007, the Company acquired real estate from a related party affiliate valued at a total of $383,000, fair value, less an assumed mortgage of $100,000, in exchange for 1,498,000 shares of its common stock.

During 2007, the Company issued 1,550,000 shares of its common stock for cash of $1,550 and 5,700,000 common shares for services valued at $5,700 to related parties founders who are also officers or directors or related parties of such persons.

During 2007, the Company paid $15,000 of consulting fees to an affiliate of the President of the Company and $8,016 to an affiliate for shared office services.

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

NOTE 7 – CONCENTRATIONS

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk.  These financial instruments consist primarily of cash.  The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure.

Geographic Concentration Risk

The Company’s business plan focuses on local real estate opportunities in the Panama City Beach/Marianna, Florida area located in the Northwest, Florida.  Consequently, any significant economic downturn in the Northwest Florida markets could potentially have an effect on our business, results of operations and financial condition.

NOTE 8 – SUBSEQUENT EVENTS

New Authorized Preferred Shares

In February 2008, a majority of the Company’s shareholders approved an amendment to the Articles of Incorporation to allow 50,000,000 shares of common stock to be authorized and issued and 10,000,000 shares of preferred stock to be authorized and issued.  Included in the preferred shares is 5,000,000 shares designated as Series A Preferred Stock (“Series A”), of which there are ten sub-series.  The first set of sub-series are (Series A-1, A-2, A-3, A-4, A-5) of 500,000 shares in each sub-series, with a par value and redemption value of $1,000 per share.  The second set of sub-series are (Series A-6, A-7, A-8, A-9, A-10) of 500,000 shares each, with a par value of $1,000 and the redemption value to be determined by the Board of Directors at a future time. (See Note 4)

Conversion of Note Payable

On November 11, 2008 the holder of a note payable outstanding at December 31, 2007 elected to convert the principal balance and accrued interest in the amount of $54,723 into 218,892 shares of common stock in the company as provided for in the promissory note.

Property Purchases Paid for with Capital Stock

On February 12, 2008 the Board of Directors authorized the offering to accredited investors only of Series A Convertible Preferred Stock at the offering price of $1,000 per share in exchange for real property.

In February 2008, the Company issued 210 shares of its Series A-3 preferred stock in exchange for real estate valued at fair market value of $202,000.

In February 2008, the Company issued 340 shares of its Series A-1 preferred stock and 330 shares of its Series A-2 preferred stock in exchange for real estate valued at $42,549 ($400,000 estimated property fair value less assumed mortgage notes of $357,451), purchased from a party owned one-half by an affiliate.

Through December 17, 2008, the Company issued 1,600,000 shares of its common stock in exchange for real estate valued at fair market value of $937,000.

Dividends and Converted Dividends on Preferred Stock

During February to September 30, 2008, preferred stock cumulative dividends accrued were $33,561.  On September 30, 2008 52,945 common shares were issued to preferred stockholders

Form 8-K Appendix B

NEW BASTION DEVELOPMENT, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD MAY 29, 2007 (DATE OF INCEPTION) TO DECEMBER 31, 2007

to convert cumulative dividends of $26,472.

In March 2008 an individual paid $50,000 on behalf of the Company to allow the Company to purchase control of a public shell, Jetronic Industries, Inc., by acquiring common shares through the bankruptcy court.  This was treated as a loan payable and prepaid reorganization costs.  The lender was repaid as of May 2008.

Share Exchange Agreement

On November 21, 2008, the Company entered into a share exchange agreement with Jetronic Industries, Inc. (“Jetronic”), whereby upon closing, the Company will become the wholly-owned subsidiary of Jetronic.  Jetronic shall acquire all of the outstanding capital stock of the Company in exchange for Jetronic’s common stock, par value $0.10 per share.  The Company anticipates this transaction will be accounted for as a combination of entities under common control..

Sale of Common Stock for Cash

On February 12, 2008 the Board of Directors authorized the offering to accredited investors only of 2,000,000 shares of Common Stock at the price of $.50 per share, pursuant to a private offering to raise up to $1,000,000 in cash and real estate.

From February 2008 through December 23, 2008, the Company sold 395,000 shares of its common stock for proceeds of $197,500.

Contributed Capital

In April and June a related party contributed $900 to the Company as contributed capital.

Form 8-K Appendix B

JETRONIC INDUSTRIES, INC.

PRO-FORMA FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Form 8-K Appendix C

JETRONIC INDUSTRIES, INC.

CONTENTS

PAGE	F-1	PRO-FORMA BALANCE SHEET AT SEPTEMBER 30, 2008 (UNAUDITED)

PAGE	F-2	PRO-FORMA STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND THE PERIOD FROM MAY 29, 2007 (INCEPTION) TO DECEMBER 31, 2007 (UNAUDITED)

PAGE	F-4	SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL STATEMENTS (UNAUDITED)

Form 8-K Appendix C

Jetronic Industries, Inc.

Pro Forma Balance Sheet

September 30, 2008

(Unaudited)

	Historical			Pro Forma
	New	Jetronic		Adjustments		September 30, 2008
	Bastion, Inc.	Industries, Inc.		Dr	Cr	Pro Forma
Assets

Cash and cash equivalents	$624	$0				$624
Trade receivables	4,400	0				4,400
Prepaid Organization costs	50,000	0	(1)		50,000	0
Real estate inventories	1,813,910	85,000				1,898,910
Deposits	701	0				701
Property rights	65,308	0				65,308

Total Assets	$1,934,943	$85,000				$1,969,943

Liabilities And Stockholders' Equity

Mortgage and other notes payable	$521,272	$0				$521,272
Accrued interest on mortgage and
other notes payable	28,438	0				28,438
Accounts payable and accrued expenses	20,565	0				20,565

Total Liabilities	$570,275	$0				$570,275

Stockholders' Equity
Series A, convertible preferred stock,
$1,000 par value, 5,000,000 authorized
880 issued and outstanding
at September 30, 2008	880,000		(2)	880,000	0	0
Minority Interest in Preferred Stock of
New Bastion			(2)		880,000	880,000
New Bastion Common Stock $0.001 par value,	18,586		(2)	18,586	0	0
Jetronic Common Stock $0.10 par value		967,783	(2)		950,242	1,918,025
Additional paid-in-capital	815,303	(882,783)	(2)	931,656		(999,136)
Deficit accumulated during the
development stage	(349,221)	0	(1)	50,000		(399,221)

Total Stockholders' Equity	1,364,668	85,000				1,399,668

Total Liabilities and
Stockholders' Equity	$1,934,943	$85,000				$1,969,943

F-2

See Summary of Significant Notes and Assumptions to

Pro Forma Financial Statements

Form 8-K Appendix C

Jetronic Industries, Inc.

Pro Forma Statement of Operations

For the period May 29, 2007 (Date of Inception)

to December 31, 2007

(Unaudited)

			From May 29, 2007
	Historical		(inception) to
	New	Jetronic	December 31, 2007
	Bastion, Inc.	Industries, Inc.	Pro Forma
Revenues	$0	$0	$0

Operating Cost and Expenses
Property Taxes	10,444	0	10,444
General and Administrative Expense	52,308	0	52,308
Total	62,752	0	62,752

Loss From Operations	(62,752)	0	(62,752)

Other Expense
Interest Expense	(2,425)	0	(2,425)

Net Loss	$(65,177)	$0	$(65,177)

F-3

See Summary of Significant Notes and Assumptions to

Pro Forma Financial Statements

Form 8-K Appendix C

Jetronic Industries, Inc.

Pro Forma Statement of Operations

For the Nine Months Ended September 30, 2008

(Unaudited)

Historical				Pro Forma		Nine Months
New		Jetronic		Adjustments		Ended
	Bastion, Inc.	Industries, Inc.		Dr	Cr	September 30, 2008

Revenues	$20,000	$0				$20,000

Operating Costs and Expenses
Cost of Sales	61,000	0				61,000
Impairment Loss	92,090	0				92,090
Property Taxes	13,825	0				13,825
General and Administrative Expenses	56,997	0				56,997
Total	223,912	0				223,912

Loss from Operations	(203,912)	0				(203,912)

Other Expense
Interest Expense	(46,571)	0				(46,571)
Reorganization Expense	0	0	(1)	$(50,000)		(50,000)
Total	(46,571)	0		(50,000)		(96,571)

Net Loss	(250,483)	0		(50,000)		(300,483)

Preferred Stock Dividends	(33,561)	0		0		(33,561)

Net Loss Allocable To Common	$(284,044)	$0		$(50,000)		$(334,044)

F-4

See Summary of Significant Notes and Assumptions to

Pro Forma Financial Statements

Form 8-K Appendix C

JETRONIC INDUSTRIES, INC.

SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL STATEMENTS

(UNAUDITED)

(1)

The accompanying unaudited pro-forma financial information reflects the financial statements of Jetronic Industries, Inc. (“Jetronic”) and New Bastion Development, Inc. (“New Bastion”) regarding a planned acquisition of New Bastion.  The pro-forma adjustments to the balance sheet gives effect to the acquisition as if it occurred on September 30, 2008 and the pro-forma statements of operations gives effect to the acquisition as if it occurred on May 29, 2007, the inception date of New Bastion..  The acquisition is treated as combination of entities under common control since the entities came under common control in May 2008.  Jetronic is an inactive publicly held corporation and the stockholders of New Bastion obtained a controlling 49.5% interest in the voting common stock of Jetronic, as well as management control as a result of the acquisition.  Accordingly, the assets and liabilities of Jetronic are recorded at their historical cost on the books of New Bastion with a balancing charge to additional paid-in capital.  In addition, the common stock issued to the New Bastion. stockholders’ is recorded as common stock at par value with a balancing charge to additional paid-in capital.  Under recapitalization accounting, the historical results of operations are those of New Bastion and the results of operations of Jetronic are included only from the date when common control occurred in May 2008..

(2)

Significant assumptions include (a) a 20 for 1 reverse stock split of the outstanding and issuable common stock of Jetronic. just prior to the merger, (b) the stock holders of New Bastion are issued 9,502,419 new Jetronic common shares providing them a 49.5% holding of Jetronic common stock with total common stock of 19,180,253 outstanding in Jetronic Industries, Inc. just subsequent to the closing, (c) the preferred stockholders’ of New Bastion retain their preferred shares of New Bastion until such time that Jetronic can authorize the proper preferred shares to allow an exchange, (d) the historical accumulated deficit of Jetronics was previously eliminated and reclassified into additional paid-in capital as a result of the bankruptcy and (e)  no operations of Jetronic are included prior to the common control date of May 2008. In addition, no transactions that may have occurred subsequent to September 30, 2008 have been considered.

(3)

The following reflect the pro forma adjustments as of September 30, 2008:

<1>

Reorganization Expense	$50,000
Prepaid Reorganization Expense		$50,000

(To expense prior deferred costs of reorganization)

<2>

New Bastion Series A, convertible preferred stock		880,000
New Bastion Common stock	18,586
Additional paid-in capital	$931,656
Minority Interest in Preferred stock of New Bastion		$880,000
Jetronic Common Stock		950,242

(To reclassify New Bastion Inc. Stockholders' Equity
to Jetronics Industries, Inc. Stockholders' Equity
pursuant to recapitalization)

F-5

Form 8-K Appendix C